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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): 6/10/2026
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AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11020 David Taylor Drive, Suite 305,
Charlotte, North Carolina 28262
(Address of Principal Executive Offices, and Zip Code)

________________(980) 595-2840__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Capital Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On June 10, 2026 (the “Closing Date”), Air T, Inc. (the “Company”), through its subsidiaries and affiliates, entered into and consummated a series of related agreements and transactions involving the reorganization and capitalization of its aviation asset management platform and the acquisition of Arena Aviation Partners B.V., a Netherlands private limited company (“Arena”). The transactions were completed through Crestone Air Partners, LLC, a Delaware limited liability company (“CAP”), which serves as the platform vehicle for the combined Crestone and Arena aviation asset management business.

Crestone Asset Management Reorganization

Immediately prior to the closing, the Company owned 90% of the common interests in Crestone Asset Management, LLC (“CAM”). At this same time, entities controlled by the Mill Road Investors (MRC Common Member LLC and MR CAM US Splitter 2, L.P. (the “MRC Parties”)) collectively owned the remaining 10% of the common interests in CAM.

In connection with the transactions, the Company and Aviation Growth Initiatives, LLC (“AGI”), a management-affiliated entity formed by executives of Crestone Air Partners, Inc., entered into a Membership Interest Purchase Agreement with the MRC Parties, pursuant to which the Company and AGI acquired the MRC Parties’ 10% common interest position in CAM for aggregate cash consideration of $6.2 million, with each of the Company and AGI contributing $3.1 million of the aggregate cash consideration.

Following that acquisition, the Company and AGI entered into a Redemption Agreement with CAM, pursuant to which the Company and AGI redeemed approximately 99% of their CAM common interests in exchange for CAM’s assignment to the Company and AGI of a portfolio of servicing agreement rights. The Company and AGI retained the remaining approximately 1% of CAM common interests and continue as common members of CAM. To the extent any servicing agreement requires third-party consent to assignment, the agreement will be treated as a non-assignable agreement held by CAM for the economic benefit of the Company and AGI pending receipt of the required consent.

In connection with the reorganization, the parties also amended CAM’s limited liability company agreement to reflect the exit of the MRC parties from the common interest holder group and to preserve certain limited investor-protective consent rights held by specified MRC investor-side entities.

CAP Capitalization

On the Closing Date, the limited liability company agreement of CAP became effective, and CAP was capitalized through contributions by its initial members. The Company and AGI contributed the servicing agreement rights received from CAM to CAP in exchange for Class A Common Units of CAP. The Company and Blue Owl Capital Inc. or an affiliate thereof contributed an aggregate of $21.7 million in cash to CAP in exchange for Class B Preferred Units of CAP. The Company also contributed $50 thousand in cash to CAP in exchange for Class A Common Units of CAP. The cash proceeds from the Class B Preferred Unit and Class A Common contributions were used as one of the primary funding sources for the Arena acquisition described below.

In addition, Crestone Group Management, LLC, a separate management-affiliated incentive vehicle, received PI Units, or “Downstairs Interests,” in CAP. The PI Units are distinct from the Class A Common Units issued to the Company and AGI, are intended to be treated as profits interests, and are subject to a distribution hurdle.

Arena Acquisition

On the Closing Date, CAP, as successor purchaser to Crestone Air Partners, Inc., completed the acquisition of 100% of the outstanding shares of Arena pursuant to that certain Share Purchase Agreement, dated March 8, 2026, as amended by the Addendum thereto, by and among Crestone Air Partners, Inc., as original purchaser, Arena, the shareholders of Arena, and Dirk Jan Smit, as Securityholders’ Agent.

Arena is an aviation asset management platform incorporated in the Netherlands. Its consolidated group includes Arena Aviation Capital B.V., Arena Aviation Capital Ireland Ltd., and Parus Ater Ltd.

CAP acquired all outstanding shares of Arena for cash consideration of $21.75 million, subject to closing adjustments for debt, transaction expenses and leakage. A portion of the consideration payable in respect of certain Class P Shares was deposited into an indemnity escrow with Bank of Utah, as escrow agent, to secure seller indemnification obligations under the Share Purchase Agreement.

Certain depositary receipt holders are also entitled to receive additional cash payments equal to their pro rata share of 57.5% of specified at-risk upside-sharing amounts actually collected after closing under certain servicing agreements and signed letters of intent in effect as of the Closing Date. The total amount of such contingent consideration is currently expected to be approximately $23.0 million, although the actual amount may be materially different, including zero, based on the performance of the underlying transactions.

Amendment No. 6 to Alerus Credit Agreement and Overline Note

On June 15, 2026, Air’Zona Aircraft Services, Inc., CSA Air, Inc., Global Ground Support, LLC, Jet Yard, LLC, Jet Yard Solutions, LLC, Mountain Air Cargo, Inc., Worldwide Aircraft Services, Inc., Royal Aircraft Services, LLC and Worthington Aviation, LLC, each a subsidiary or affiliate of the Company (collectively, the “Alerus Borrowers”), together with the Company, in its capacities as loan party agent and guarantor, entered into Amendment No. 6 to Credit Agreement and Other Loan Documents (“Amendment No. 6”) with Alerus Financial, National Association (“Alerus”), as lender. Amendment No. 6 amends that certain Credit Agreement, dated as of August 29, 2024, as previously amended, by and among the Alerus Borrowers, the Company, as loan party agent, and Alerus (the “Alerus Credit Agreement”).

Amendment No. 6 provides for a temporary overline revolving credit commitment under which, subject to the terms and conditions of the Alerus Credit Agreement, as amended, Alerus may make overline revolving credit loans to the Alerus Borrowers from time to time during the overline commitment period in an aggregate principal amount outstanding at any one time not to exceed the lesser of: (i) $2.8 million; and (ii) the amount by which the borrowing base exceeds total usage before giving effect to the requested loan.

The overline commitment period began on the effective date of Amendment No. 6 and terminates on the earliest of October 15, 2026 and the termination of the overline commitment in accordance with the Alerus Credit Agreement.

In connection with Amendment No. 6, the Alerus Borrowers executed an Overline Note, dated as of June 15, 2026, in favor of Alerus in the original principal amount of $2.8 million (the “Overline Note”). The Alerus Borrowers are jointly and severally obligated under the Overline Note and are required to repay all outstanding overline loans on the overline termination date. Borrowings under the Overline Note bear interest at a fluctuating annual rate equal to the greater of (i) 5.00% and (ii) CME one-month term SOFR plus an applicable margin of 2.50%, subject to adjustment as provided in the Overline Note.
Interest is payable monthly, commencing July 15, 2026, at maturity and, after maturity, on demand. The Overline Note is secured by the existing Security Agreement, dated as of August 29, 2024, executed by the Alerus Borrowers in favor of Alerus, and certain other loan documents. Upon an event of default, Alerus may declare the entire unpaid principal amount, together with accrued and unpaid interest and other amounts owing, immediately due and payable, and the interest rate increases by an additional 5.00 percentage points, subject to applicable law.

In connection with Amendment No. 6, the Company also executed an Acknowledgment and Agreement in favor of Alerus, pursuant to which the Company confirmed, among other things, that its existing guaranty and pledge agreement remain in full force and effect and that the Company’s guaranty and pledged collateral continue to support the obligations under the Alerus Credit Agreement, as amended by Amendment No. 6.

The foregoing descriptions of the Membership Interest Purchase Agreement, Redemption Agreement, amendment to the CAM limited liability company agreement, CAP limited liability company agreement, Share Purchase Agreement and Addendum, Escrow Agreement, Amendment No. 6, Overline Note, Acknowledgment and Agreement and related transaction documents do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As described above, on the Closing Date, CAP completed the acquisition of 100% of the outstanding shares of Arena. The assets acquired consist of all of the outstanding equity interests of Arena and, indirectly, Arena’s aviation asset management platform and subsidiaries. The cash consideration for the acquisition was funded primarily with cash contributions made to CAP in connection with the Class B Preferred Unit capitalization described in Item 1.01 of this Current Report on Form 8-K.

The description of the Arena acquisition in this Item 2.01 is qualified in its entirety by reference to the information contained in Item 1.01 of this Current Report on Form 8-K and the agreements filed as exhibits to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K under the heading “Amendment No. 6 to Alerus Credit Agreement and Overline Note” is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding contingent consideration and amounts that may be collected after closing. Forward-looking statements are based on current expectations and assumptions and involve risks and uncertainties that could cause actual results to differ materially. The Company undertakes no obligation to update any forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
2.1*†‡
Share Purchase Agreement, dated March 8, 2026, by and among Crestone Air Partners, Inc., Arena Aviation Partners B.V., the shareholders party thereto, and Dirk Jan Smit, as Securityholders’ Agent, as amended by the Addendum thereto.

10.1*‡	Limited Liability Company Agreement of Crestone Air Partners, LLC, dated June 10, 2026.
10.2‡
Membership Interest Purchase Agreement, dated June 10, 2026, by and among Crestone Asset Management, LLC, MRC Common Member LLC, MR CAM US Splitter 2, L.P., Aviation Growth Initiatives, LLC and Air T Acquisition 26.1, LLC.

10.3‡	Redemption Agreement, dated June 10, 2026, by and among Crestone Asset Management, LLC, Aviation Growth Initiatives, LLC, Air T Acquisition 26.1, LLC, and Air T, Inc.
10.4	First Amendment to Second Amended and Restated Limited Liability Company Agreement of Crestone Asset Management, LLC, dated June 10, 2026.
10.5‡	Escrow Agreement, dated June 10, 2026, by and among Crestone Air Partners, LLC, Dirk Jan Smit, as Securityholders’ Agent, and Bank of Utah, as escrow agent.
10.6(a)‡	Subscription Agreement for Class B Preferred Units of Crestone Air Partners, LLC, dated June 10, 2026, by and between Crestone Air Partners, LLC and Air T, Inc.
10.6(b)‡	Subscription Agreement for Class A Common Units of Crestone Air Partners, LLC, dated June 10, 2026, by and between Crestone Air Partners, LLC and Air T Acquisition 26.1, LLC.
10.6(c)‡	Subscription Agreement for Class B Preferred Units of Crestone Air Partners, LLC, dated June 10, 2026, by and among Crestone Air Partners, LLC, IF GPT Holdco PVT LLC and BOAC GPT Holdco PVT LLC.
10.7
Amendment No. 6 to Credit Agreement and Other Loan Documents, dated effective as of June 15, 2026, by and among Air’Zona Aircraft Services, Inc., CSA Air, Inc., Global Ground Support, LLC, Jet Yard, LLC, Jet Yard Solutions, LLC, Mountain Air Cargo, Inc., Worldwide Aircraft Services, Inc., Royal Aircraft Services, LLC, Worthington Aviation, LLC, Air T, Inc., as loan party agent and guarantor, and Alerus Financial, National Association, as lender.

10.8
Overline Note, dated as of June 15, 2026, made by Air’Zona Aircraft Services, Inc., CSA Air, Inc., Global Ground Support, LLC, Jet Yard, LLC, Jet Yard Solutions, LLC, Mountain Air Cargo, Inc., Royal Aircraft Services, LLC, Worldwide Aircraft Services, Inc. and Worthington Aviation, LLC in favor of Alerus Financial, National Association.

10.9	Acknowledgment and Agreement, dated June 15, 2026, by Air T, Inc., as guarantor, in favor of Alerus Financial, National Association.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

† Certain portions of this exhibit have been omitted pursuant to Item 601(b)(2)(ii) or Item 601(b)(10)(iv) of Regulation S-K because they are both not material and are the type that the registrant treats as private or confidential.
‡ Certain personal information has been omitted pursuant to Item 601(a)(6) of Regulation S-K because disclosure would constitute a clearly unwarranted invasion of personal privacy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2026

AIR T, INC.

By: /s/ Tracy Kennedy
Tracy Kennedy, Chief Financial Officer